CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Independent Auditors" and "Financial Statements" in the Statement of Additional Information and to the use of our report, dated September 11, 2002, except Note 9, as to which the date is October 29, 2002, in Pre-Effective Amendment Number 3 to the Registration Statement (Form N-1A No. 333-96545) of Pioneer Protected Principal Plus Fund.


                                              /s/ Ernst & Young LLP
                                              ERNST & YOUNG LLP

Boston, Massachusetts
October 29, 2002

PricewaterhouseCoopers [logo]
--------------------------------------------------------------------------------
                                                   /  PricewaterhouseCoopers LLP
                                                   /  214 N. Tryon Street
                                                   /  Suite 3600
                                                   /  Charlotte NC 28202
                                                   /  Telephone  (704) 344 7500
                                                   /  Facsimile  (704) 344 4100




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of the Pioneer Protected Principal Plus Fund of our report dated January 18, 2002, relating to the financial statements of Bank of America Corporation, which appears in Bank of America Corporation's Annual Report on Form 10-K for the year ended December 31, 2001.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Charlotte, North Carolina
October 28, 2002

PricewaterhouseCoopers [logo]
--------------------------------------------------------------------------------
                                                   /  PricewaterhouseCoopers LLP
                                                   /  214 N. Tryon Street
                                                   /  Suite 3600
                                                   /  Charlotte NC 28202
                                                   /  Telephone  (704) 344 7500
                                                   /  Facsimile  (704) 344 4100




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of the Pioneer Protected Principal Plus Fund of our report dated March 27, 2002, relating to the financial statements of Main Place Funding, LLC which appears in Main Place Funding, LLC's Annual Report on
Form 10-K for the year ended December 31, 2001.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Charlotte, North Carolina
October 28, 2002